UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2003

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	52-2013874
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

11600 Sallie Mae Drive, Reston, Virginia	20193
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 810-3000

Item 5.     Other Events

                 Effective as of January 16, 2003, SLM Corporation (the “Company”) executed and delivered the Fourth Supplemental Indenture between the Company and Deutsche Bank Trust Company Americas, as trustee (the “EdNotes Trustee”) for our Medium Term Notes, Series B, also known as EdNotesSM, as consented to by JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank (“JPMorganChase”), under the Indenture, dated as of October 1, 2000 between the Company and JPMorganChase.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired:

Not Applicable.

(b)	Pro Forma Financial Information:

Not Applicable.

(c)	Exhibits

4.1	Fourth Supplemental Indenture, dated as of January 16, 2003 between the Company and Deutsche Bank Trust Company Americas, as EdNotes Trustee, as consented to by JPMorganChase.

25	Form of T-1 — Statement of Eligibility under the Trust Indenture Act of 1939 of the EdNotes Trustee.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

By: /s/ JOHN F. REMONDI_______________________________
Name: John F. Remondi
Dated: January 17, 2003	Title: Executive Vice President & Chief Financial Officer

INDEX TO EXHIBIT

Exhibit Number	Exhibit	Sequentially Numbered Page

4.1	Fourth Supplemental Indenture, dated as of January 16, 2003 between the Company and Deutsche Bank Trust Company Americas, as EdNotes Trustee, as consented to by JPMorganChase.	4

25	Form of T-1 - Statement of Eligibility under the Trust Indenture Act of 1939 of the EdNotes Trustee.	11